                                                                    EXHIBIT 23.3


                          Independent Auditors' Consent


The Board of Directors
Kinnard Investments, Inc.:

We consent to the inclusion in this registration statement of Stockwalk.com Group, Inc. on Form S-2 of our report dated February 17, 2000 for Kinnard Investments, Inc. and to the reference to our firm under the heading "Experts" in the prospectus.


                                  /s/ KPMG LLP


Minneapolis, Minnesota
August 2, 2000




















                                 Exhibit 23.3-1